EXHIBIT 3.377
FILED — Oklahoma Secretary of State #3500580138 11/29/2006 13:49
OKLAHOMA Secretary of State Electronic Filing
Annual Report
Document Number 6241290002 Submit Date — 11/29/2006
Pursuant to Title 18, Oklahoma Statutes, Section 2055.2, every domestic limited liability company and every foreign limited liability company registered to do business in this state shall file an Annual Certificate each year in the Office of the Secretary of State. The certificate shall confirm it is an active business and must include its principal place of business address.
The name of the limited liability company is: SOUTHCREST, L.L.C.
If different, the name under which the limited liability company was registered in the state of Oklahoma:
The state or other jurisdiction of its formation: OK
Is the Limited Liability Company active? YES
The street address of the principal place of business address, wherever located:
5800 Tennyson Parkway
Plano, TX 75024 USA
The annual certificate is due on the first day of July each year and will have a fee of $25.00.
A limited liability company that neglects, refuses, or fails to file the annual certificate within sixty (60) days after the date due shall cease to be in good standing as a domestic limited liability company or registered as a foreign limited liability company in this state.
Signature of Member or Manager:
I hereby certify that the information provided on this form is true and correct to the best of my knowledge and by attaching the signature I agree and understand that the typed electronic signature shall have the same legal effect as an original signature and is being accepted as my original signature pursuant to the Oklahoma Uniform Electronic Transactions Act, Title 12A Okla. Statutes Section 15-101, et seq.
Signature:
Rebecca Hurley
Title:
SVP
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FILED — Oklahoma Secretary of State #3500580138 05/15/2006 09:37
OKLAHOMA SECRETARY OF STATE
2300 N. LINCOLN BLVD., ROOM 101
OKLAHOMA CITY, OK 73105-4897
M. Susan Savage Secretary of State
3500580138
CORPORATION SERVICE COMPANY
SOUTHCREST, L.L.C.
115 SW 89TH ST
OKLA CITY, OK 731398511
2006 ANNUAL CERTIFICATE
LIMITED LIABILITY COMPANIES
Pursuant to Title 18, Oklahoma Statutes, Section 2055.2, every domestic limited liability company and every foreign limited liability company registered to do business in this state shall file an Annual Certificate each year in the Office of the Secretary of State. The certificate shall confirm it is an active business and must include its principal place of business address.
1.	Is the limited liability company active: ☑ yes ☐ no

2.	The street address of the principal place of business address, wherever located:
5800 Tennyson Parkway, Plano TX 75024
The annual certificate is due on the first day of July each year and must be accompanied by the filing fee in the amount of $25.00.
A limited liability company that neglects, refuses or fails to file the annual certificate within sixty (60) days after the date sue shall cease to be in good standing as a domestic limited liability company or registered as a foreign limited liability company in this state.
/s/ Barbara Hurley
Signature of Member or Manager
File your documents quickly with the convenience of online filing by visiting
HTTPS://WWW.SOONERACCESS.STATE.OK.US
•	Login and select “Web Filings” under “Business Entities”.
•	Type entity number 3500580138 in the box next to “Change Documents”
•	Click File Document then select “Annual Report” to continue online filing.

Otherwise to ensure proper credit, please return this notice along with your check for $25.00, made payable and directed to:

OKLAHOMA SECRETARY OF STATE	RECEIVED
2300 N. LINCOLN BLVD., ROOM 101	MAY 15 2006
OKLAHOMA CITY, OKLAHOMA 73105-4897

OKLAHOMA
SECRETARY
OF STATE

Office (405) 521-3911	httn://www.sos.state.ok.us	Fax (405) 521-3771

FILED — Oklahoma Secretary of State #3500580138 02/03/2005 16:07
OKLAHOMA Secretary of State Electronic Filing
Annual Report
Document Number 2492020008 Submit Date — 2/3/2005
Pursuant to Title 18, Oklahoma Statutes, Section 2055.2, every domestic limited liability company and every foreign limited liability company registered to do business in this state shall file an Annual Certificate each year in the Office of the Secretary of State. The certificate shall confirm it is an active business and must include its principal place of business address.
The name of the limited liability company is: SOUTHCREST, L.L.C.
If different, the name under which the limited liability company was registered in the state of Oklahoma:
The state or other jurisdiction of its formation: OK
Is the Limited Liability Company active? YES
The street address of the principal place of business address, wherever located:

5800 Tennyson Parkway
Plano, TX 75024 USA
The annual certificate is due on the first day of July each year and will have a fee of $25.00.
A limited liability company that neglects, refuses, or fails to file the annual certificate within sixty (60) days after the date due shall cease to be in good standing as a domestic limited liability company or registered as a foreign limited liability company in this state.
Signature of Member or Manager:
I hereby certify that the information provided on this form is true and correct to the best of my knowledge and by attaching the signature I agree and understand that the typed electronic signature shall have the same legal effect as an original signature and is being accepted as my original signature pursuant to the Oklahoma Uniform Electronic Transactions Act, Title 12A Okla. Statutes Section 15-101, et seq.
Exact Business Entity Name:
Southcrest, L.L.C.
Signature: Donald P. Fay
Title: Manager
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FILED — Oklahoma Secretary of State #3500580138 09/20/2004 15:16
06/24/2004 07:25 AM OKLAHOMA SECRETARY OF STATE

OKLAHOMA SECRETARY OF STATE	Brad Henry
2300 N. LINCOLN BLVD., ROOM 101	Governor
OKLAHOMA CITY, OK 73105-4897
3500580138
CORPORATION SERVICE COMPANY
SOUTHCREST, L.L.C.
115 SW 89TH ST
OKLA CITY, OK 731398511
2004 ANNUAL CERTIFICATE
LIMITED LIABILITY COMPANIES
Pursuant to Title 18, Oklahoma Statutes, Section 2055.2, every domestic limited liability company and every foreign limited liability company registered to do business in this state shall file an Annual Certificate each year in the Office of the Secretary of State. The certificate shall confirm it is an active business and must include its principal place of business address.
1.	Is the limited liability company active: ☑ yes ☐ no

2.	The street address of the principal place of business address, wherever located:
5800 Tennyson Parkway Plano, TX 75024
The annual certificate is due on the first day of July each year and must be accompanied by the filing fee in the amount of $25.00.
A limited liability company that neglects, refuses or fails to file the annual certificate within sixty (60) days after the date due shall cease to be in good standing as a domestic limited liability company or registered as a foreign limited liability company in this state.
/s/ Donald P. Fay
Signature of Member or Manager
To ensure proper credit, please return this notice along with your check for $25.00, made payable and directed to:

OKLAHOMA SECRETARY OF STATE	RECEIVED
2300 N. LINCOLN BLVD., ROOM 101	JUN 24 2004
OKLAHOMA CITY, OKLAHOMA 73105-4897

OKLAHOMA
SECRETARY
OF STATE
For your convenience, you may also file online at
https://www.sooneraccess.state.ok.us

Office (405) 521-3911	httn://www.sos.state.ok.us	Fax (405) 521-3771

FILED — Oklahoma Secretary of State #3500580138 05/27/2003 17:24
05/27/2003 09:00 AM OKLAHOMA SECRETARY OF STATE

OKLAHOMA SECRETARY OF STATE	Brad Henry
2300 N. LINCOLN BLVD., ROOM 101	Governor
OKLAHOMA CITY, OK 73105-4897

LL00580138/3500580138
SOUTHCREST, L.L.C.
CORPORATION SERVICE COMPANY
115 SW 89TH ST
OKLA CITY, OK 73139-8511
ANNUAL CERTIFICATE
LIMITED LIABILITY COMPANIES
Pursuant to Title 18, Oklahoma Statutes, Section 2055.2, every domestic limited liability company and every foreign limited liability company registered to do business in this state shall file an Annual Certificate each year in the Office of the Secretary of State. The certificate shall confirm it is an active business and must include its principal place of business address.
1.	Is the limited liability company active: ☑ yes ☐ no

2.	The street address of the principal place of business address, wherever located:
5800 Tennyson Parkway Plano, TX 75024
The annual certificate is due on the first day of July each year and must be accompanied by the filing fee in the amount of $25.00.
A limited liability company that neglects, refuses or fails to file the annual certificate within sixty (60) days after the date due shall cease to be in good standing as a domestic limited liability company or registered as a foreign limited liability company in this state.
/s/ Donald P. Fay
Signature of Member or Manager
To ensure proper credit, please return this notice along with your check for $25.00, made payable and directed to:

OKLAHOMA SECRETARY OF STATE	RECEIVED
2300 N. LINCOLN BLVD., ROOM 101	MAY 27 2003
OKLAHOMA CITY, OKLAHOMA 73105-4897

OKLAHOMA
SECRETARY
OF STATE

Office (405) 521-3911	httn://www.sos.state.ok.us	Fax (405) 521-3771

OKLAHOMA SECRETARY OF STATE
Jun 26/02 001#59174 Sheri $25.00
Filed Jun 21 2002
Oklahoma Secretary of State
SOUTHCREST, L.L.C.
c/o CORPORATION SERVICE COMPANY
115 SW 89TH ST
OKLA CITY, OK 731398511
ANNUAL CERTIFICATE
LIMITED LIABILITY COMPANIES
Pursuant to Title 18, Oklahoma Statutes, Section 2055.2, every domestic limited liability company and every foreign limited liability company registered to do business in this state shall file an Annual Certificate each year in the Office of the Secretary of State. The certificate shall confirm it is an active business and must include its principal place of business address.
1.	Is the limited liability company active: ☑ yes ☐ no

2.	The street address of the principal place of business address, wherever located:
2323 S. Harvard Tulsa, OK 74114-3370
The annual certificate is due on the first day of July each year and must be accompanied by the filing fee in the amount of $25.00.
A limited liability company that neglects, refuses or fails to file the annual certificate within sixty (60) days after the date due shall cease to be in good standing as a domestic limited liability company or registered as a foreign limited liability company in this state.
/s/ Donald P. Fay
Signature of Member or Manager
To ensure proper credit, please return this notice along with your check for $25.00, made payable and directed to:

OKLAHOMA SECRETARY OF STATE	RECEIVED
2300 N. LINCOLN BLVD., ROOM 101	JUN 21 2002
OKLAHOMA CITY, OKLAHOMA 73105-4897
(405) 522-4560	OKLAHOMA
SECRETARY
OF STATE

FILING FEE: $50.00
FILE IN DUPLICATE
PRINT CLEARLY
FILED
APR 15 1999
OKLAHOMA SECRETARY OF STATE
AMENDED ARTICLES OF ORGANIZATION
OF AN
OKLAHOMA LIMITED LIABILITY COMPANY
TO: OKLAHOMA SECRETARY OF STATE
2300 N Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105-4897
(405) 522-4560
The undersigned, for the purpose of amending the articles of organization of an Oklahoma limited liability company pursuant to the provisions of Title 18, Section 2011, does hereby execute the following amended articles:
1.	(A) The name of the limited liability company: Columbia Crest, L.L.C.
(B) The name of the limited liability company has been changed to: SouthCrest, L.L.C.
(NOTE: The name must contain either the words limited liability company or limited company or the abbreviations L.L.C. or L.C. The word limited may be abbreviated as Ltd. and the word company may be abbreviated as Co.)
2.	The date of filing of the original articles of organization: February 14, 1997

3.	The street address of its principal place of business in this state:

2323 South Harvard,		Tulsa	Oklahoma	74114-3370
Street Address		City	State	Zip Code

4. The name and address of the resident agent in the state of Oklahoma:

The Corporation	735 First	Oklahoma City,	OK	73102
Company	National Building
Name	Street Address	City	State	Zip Code
(P.O. BOXES ARE NOT ACCEPTABLE)
RECEIVED
OK SEC. OF STATE
JAN — 8 1999

5.	Set forth clearly any and all amendments to the articles of organization:
Article 1 has been amended to change the name of the limited liability company from Columbia Crest, L.L.C . to SouthCrest, L.L.C.
Amended Articles of Organization must be signed by a manager. :
Dated: 12/31/98
/s/ John M. Franck, II
Signature
Type or Print Name
for Galen Healthcare Inc., Manager
One Park Plaza, Nashville, TN 37203
Address

CONSENT TO USE OF NAME
TO: OKLAHOMA SECRETARY OF STATE
2300 N Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105-4897
(405) 522-4560
Pursuant to Title 18, Oklahoma Statutes, Section 1141 or Section 2008 or Title 54, Oklahoma Statutes, Section 303 or Section 403, whichever is applicable, the undersigned business entity hereby consents to the use of the same name or an indistinguishable name.
1.	The name of the consenting business entity is Southcrest Corporation and is organized under the laws of the State of Oklahoma
2.	The consenting business entity is (PLEASE CHECK ONE)
A. Corporation ☑
B. Limited Partnership
C. Other
D. Limited Liability Company
E. Limited Liability Partnership
3. The proposed name of the business entity to which this consent is given: Southcrest, L.L.C.
and is organized or is to be organized under the laws of the State of Oklahoma
4. In the event the proposed name is identical to the consenting name, the consenting entity is about to:
A. Change its name
B. Withdraw from Oklahoma
C. Other
D. Cease to do business ☑
E. Be wound up
I/we, being duly authorized to sign on behalf of the consenting business entity, hereby execute this report on the 12th day of April, 1999.
/s/ L. David Miller
Signature

(List title if applicable President)
L. David Miller
(Type or Print Name)
Signature
(List title is applicable)
(Type or Print Name)

FILED IN DUPLICATE
PRINT CLEARLY
SOS CORP. KEY:
CORPORATE TRADE NAME REPORT
FILED
NOV 18 1998
OKLAHOMA SECRETARY OF STATE
FOR OFFICE USE ONLY
TN 613635
PLEASE NOTE: THIS FORM MUST BE FILED WITH A LETTER PROM THE OKLAHOMA TAX COMMISSION STATING THAT THE FRANCHISE TAX HAS BEEN PAID FOR THE CURRENT FISCAL YEAR.
TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA
The undersigned corporation hereby submits the following report of the adoption of a tradename used in connection with its business in the State of Oklahoma pursuant to Section 1140 of the Oklahoma General Corporation Act.
1. The name of the corporation is: Columbia Crest, L.L.C.
2. The corporation was incorporated under the laws of the State of: Oklahoma
3. The name of the registered agent and the address of the registered office in the State of Oklahoma is:

Corporation	115 S.W. 89th	Oklahoma City,	OK	73139-8511
Service	Street,
Company,
NAME	STREET	CITY	COUNTY	ZIP CODE
ADDRESS
4. The Corporation is doing business in Oklahoma under the following trade name: SouthCrest Hospital
5. The kind of business being transacted under such tradename may be briefly described as follows: Health Care
6. The corporation is carrying on such business under such tradename at the following address(es) within the State of Oklahoma:

STREET	CITY OR TOWN	COUNTY	ZIP CODE
ADDRESS
8801 South 101st	Tulsa,	Oklahoma	74133
Avenue East,
COLUMBIA SOUTH TULSA HOSPITAL COMPANY, INC. Managing Member Columbia Crest, L.L.C.
By its Vice President
/s/ John M. Franck II
John M. Franck II
(PLEASE PRINT NAME)
ATTEST:
/s/ David Denson
By its Asst. Secretary
David Denson
(PLEASE PRINT NAME)

AMENDED
ARTICLES
OF
ORGANIZATION
FILED
MAR 13 1997
OKLAHOMA SECRETARY
OF STATE
FOR OFFICE USE ONLY
PLEASE PRINT CLEARLY
FILE IN DUPLICATE
TO: THE OKLAHOMA SECRETARY OF STATE
The undersigned, for the purpose of amending the articles of organization of an Oklahoma limited liability company pursuant to the provisions of Title 18, Section 2011, does hereby execute the following amended articles:
1. (A) The name of the limited liability company:
ColumbiaCrest L.L.C.
(B) The name of the limited liability company has been changed to:
Columbia Crest L.L.C.
(Note: The name must contain either the words “limited liability company” or “limited company” or the abbreviations “L.L.C.” or “L.C.” The word ‘limited’ may be abbreviated as “Ltd.” and the word “Company” may be abbreviated as “Co.”)
2.	The date of filing of the original articles of organization: 2/14/97

3.	The street address of its principal place of business in this state:

2323 South Harvard	Tulsa	Oklahoma	74114-3370
Street address	City	State	Zip Code
4.	The name and address of the resident agent in the state of Oklahoma:

The	735 First	Oklahoma City	OK	73102
Corporation	National
Company	Bldg.
Name	Street Address	City	State	Zip Code
(P.O. Boxes are not acceptable.)

RECEIVED
MAR 13 1997
OKLAHOMA SECRETARY
OF STATE
5.	Set forth clearly any and all amendments to the articles of organization:
The only change is that there should be a space between the name Columbia (space)_Crest L.L.C.
Amended Articles of Organization must be signed by a manager.
Dated: 2/14/97
/s/ John M. Franck II
Signature
John M. Franck II
Type or Print Name
One Park Plaza, Nashville, TN 37203
Address

FEE: $100.00

ARTICLES
OF
ORGANIZATION
FILED
FEB 14 1997
OKLAHOMA SECRETARY OF STATE
FOR OFFICE USE ONLY
PLEASE PRINT CLEARLY
FILE IN DUPLICATE
TO: THE OKLAHOMA SECRETARY OF STATE, 101 State Capitol, Oklahoma City, OK 73105
The undersigned, for the purpose of forming an Oklahoma limited liability company pursuant to the provisions of 18 O.S. 1993 Supp., Section 2004, does hereby execute the following articles:
1. The name of the limited liability company (Note: The name must contain either the words “limited liability company” or “limited company” or the abbreviations “L.L.C.” or “LC.” The word “limited” may be abbreviated as “Ltd.” and the word “Company” may be abbreviated as “Co.”):
ColumbiaCrest, L.L.C.
2. The street address of its principal place of business in the state of Oklahoma:

2323 South Harvard	Tulsa	Oklahoma	74114-3370
Street address	City	State	Zip Code
3, The name and address of the resident agent in the state of Oklahoma:

The	735 First	Oklahoma City,	OK	73102
Corporation	National
Company	Building
Name	Street Address	City	State	Zip Code
(P.O. Boxes are not acceptable.)
4. The latest date on which the limited liability company is to dissolve: February 14, 2037
Articles of organization must be signed by at least one person who need not be a member of the limited liability company.

Dated: February 11, 1997
Signature: /s/ Dean A. Kant
Type or Print Name: Dean A. Kant
Address: 227 West Monroe Street, Chicago IL 60606-5096